EXHIBIT 10.54

FIFTH AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AND
DEVELOPMENT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AND DEVELOPMENT AGREEMENT (this “Amendment”) is made as of the 1st day of December, 2012, by and among ALEXANDER’S INC., a Delaware corporation, on behalf of itself and each of the subsidiaries listed in Exhibit B attached hereto (“Alexander’s”), having an address at 210 Route 4 East, Paramus, New Jersey 07652, (sometimes hereinafter referred to as “Owner”), and VORNADO MANAGEMENT CORP., a New Jersey corporation, having an office at 210 Route 4 East, Paramus, New Jersey 07652 (“Manager”).

R E C I T A L S

A.        WHEREAS, Alexander’s and Manager have heretofore entered into that certain Amended and Restated Management and Development Agreement, dated July 3, 2002, as amended by First Amendment to Amended and Restated Management and Development Agreement dated as of July 6, 2005, Second Amendment to Amended and Restated Management and Development Agreement dated as of December 20, 2007, Third Amendment to Amended and Restated Management and Development Agreement dated as of November 30, 2011 and Fourth Amendment to Amended and Restated Management and Development Agreement dated as of August 1, 2012 (as so amended, the “Development Agreement”).

B.        WHEREAS, Owner and Manager desire to amend the Development Agreement.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Owner and Manager hereby agree as follows to the following amendments to be effective from and after the date hereof (the “Effective Date”):

1                    Management Fee.  The first sentence of Article III, Section A is hereby amended to read as follows:  “Owner shall pay Manager, as Manager’s entire compensation for the services rendered hereunder in connection with the management of the Properties and the management of Owner (excluding the Rego Park I, Rego Park II and 731 Lexington Avenue properties, which are managed under separate agreements), a management fee (the “Management Fee”) equal to Two Million Five Hundred Thousand Dollars ($2,500,000) per annum, payable in equal monthly installments, in arrears, in the amount of $208,333.33 on the tenth day of each calendar month beginning with the first calendar month after the Effective Date”.

2                    Counterparts.  This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

3                    Defined Terms.  All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Development Agreement. The marginal headings and titles to the paragraphs of this Amendment are not a part of this Amendment and shall have no effect upon the construction or interpretation of any part hereof.

4                    Amendment.  This Amendment is incorporated into and made a part of the Development Agreement, and the Development Agreement and all terms, conditions and provisions of the Development Agreement are ratified and confirmed in all respects and is and shall continue to be in full force and effect as modified and amended hereby.

5                    Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6                    No Modification.  This Amendment constitutes the entire understanding of the parties with respect to the subject hereof and may not be amended except in a writing executed by the parties hereto.

7                    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their successors and permitted assigns.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

OWNER:

ALEXANDER’S INC., a Delaware corporation

By: /s/ Brian Kurtz
Name: Brian Kurtz
Title: Assistant Secretary

MANAGER:

VORNADO MANAGEMENT CORP.

By: /s/ Joseph Macnow
Name: Joseph Macnow
Title: Executive Vice President – Finance and
Administration

EXHIBIT B

List of Subsidiaries

Alexander’s of Rego Park III, Inc.

Alexander’s of Flushing, Inc.

ALX of Paramus LLC